Summary of Significant Accounting Policies - Schedule of Reconciliation of all financial Instruments Measured at Fair Value on a Recurring Basis Using Level 3 Unobservable Inputs (Details) - Fair Value, Recurring - Significant Unobservable Inputs (Level 3)
¥ in Thousands, $ in Thousands
	12 Months Ended
	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Fair Value Assets Measured On Recurring Basis Unobservable Input Reconciliation [Line Items]
Beginning balance	¥ 13,609		¥ 14,630
Settlement	(19,493)		(8,783)
Fair value change	5,884		7,762
Year end balance	0		¥ 13,609
The amount of total gain for the year ended December 31, 2021	¥ 5,884	$ 923